EXHIBIT A

to the

American Funds College Target Date Series

Amended and Restated Plan of Distribution of Class 529-A Shares

Fund	Effective Date	Termination Date
American Funds College 2042 Fund	May 1, 2024	April 30, 2025
American Funds College 2039 Fund	May 1, 2024	April 30, 2025
American Funds College 2036 Fund	May 1, 2024	April 30, 2025
American Funds College 2033 Fund	May 1, 2024	April 30, 2025
American Funds College 2030 Fund	May 1, 2024	April 30, 2025
American Funds College 2027 Fund	May 1, 2024	April 30, 2025
American Funds College Enrollment Fund	May 1, 2024	April 30, 2025

EXHIBIT A

to the

American Funds College Target Date Series

Amended and Restated Plan of Distribution of Class 529-C Shares

Fund	Effective Date	Termination Date
American Funds College 2042 Fund	May 1, 2024	April 30, 2025
American Funds College 2039 Fund	May 1, 2024	April 30, 2025
American Funds College 2036 Fund	May 1, 2024	April 30, 2025
American Funds College 2033 Fund	May 1, 2024	April 30, 2025
American Funds College 2030 Fund	May 1, 2024	April 30, 2025
American Funds College 2027 Fund	May 1, 2024	April 30, 2025
American Funds College Enrollment Fund	May 1, 2024	April 30, 2025

EXHIBIT A

to the

American Funds College Target Date Series

Amended and Restated Plan of Distribution of Class 529-E Shares

Fund	Effective Date	Termination Date
American Funds College 2042 Fund	May 1, 2024	April 30, 2025
American Funds College 2039 Fund	May 1, 2024	April 30, 2025
American Funds College 2036 Fund	May 1, 2024	April 30, 2025
American Funds College 2033 Fund	May 1, 2024	April 30, 2025
American Funds College 2030 Fund	May 1, 2024	April 30, 2025
American Funds College 2027 Fund	May 1, 2024	April 30, 2025
American Funds College Enrollment Fund	May 1, 2024	April 30, 2025

EXHIBIT A

to the

American Funds College Target Date Series

Amended and Restated Plan of Distribution of Class 529-T Shares

Fund	Effective Date	Termination Date
American Funds College 2042 Fund	May 1, 2024	April 30, 2025
American Funds College 2039 Fund	May 1, 2024	April 30, 2025
American Funds College 2036 Fund	May 1, 2024	April 30, 2025
American Funds College 2033 Fund	May 1, 2024	April 30, 2025
American Funds College 2030 Fund	May 1, 2024	April 30, 2025
American Funds College 2027 Fund	May 1, 2024	April 30, 2025
American Funds College Enrollment Fund	May 1, 2024	April 30, 2025

EXHIBIT A

to the

American Funds College Target Date Series

Amended and Restated Plan of Distribution of Class 529-F-1 Shares

Fund	Effective Date	Termination Date
American Funds College 2042 Fund	May 1, 2024	April 30, 2025
American Funds College 2039 Fund	May 1, 2024	April 30, 2025
American Funds College 2036 Fund	May 1, 2024	April 30, 2025
American Funds College 2033 Fund	May 1, 2024	April 30, 2025
American Funds College 2030 Fund	May 1, 2024	April 30, 2025
American Funds College 2027 Fund	May 1, 2024	April 30, 2025
American Funds College Enrollment Fund	May 1, 2024	April 30, 2025